UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2012

GSE Holding, Inc.
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(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35382	77-0619069
(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road, Houston, TX	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 443-8564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2012 (the “Effective Date”), GSE Holding, Inc. (the “Company”) and certain subsidiaries of the Company entered into a Third Amendment to First Lien Credit Agreement with General Electric Capital Corporation, as agent and lender, and the other lenders party thereto (the “Third Amendment to First Lien Credit Agreement”), which further amends the Company’s existing First Lien Credit Agreement, dated as of May 27, 2011, as amended on October 18, 2011 and as further amended on December 12, 2011 (as so amended, the “Existing First Lien Credit Agreement”) to provide for, among other things, an additional new term loan in the amount of $22,000,000. The Third Amendment to First Lien Agreement did not substantially modify the other key terms, conditions and covenants of the Existing First Lien Credit Agreement, a summary of which is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated herein by reference.

On the Effective Date, the Company used the proceeds from the new term loan to prepay in full all obligations (including all principal and interest) payable under the Second Lien Credit Agreement, dated as of May 27, 2011, as amended on February 8, 2012, among the Company, certain subsidiaries of the Company, Jefferies Finance LLC, as agent and lender, and the other lenders party thereto (the “Second Lien Credit Agreement”) and to pay fees and expenses in connection with the transaction.

In the ordinary course of their respective businesses, certain of the lenders under the Third Amendment to First Lien Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, trust advisory or other financial services for the Company and its affiliates.

A copy of the Third Amendment to First Lien Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  For additional information, see the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On the Effective Date, in connection with the entry into the Third Amendment to First Lien Credit Agreement described in Item 1.01 above, the Company repaid in full all outstanding obligations (including all principal and interest) under the Second Lien Credit Agreement, and the Second Lien Credit Agreement was terminated.  A summary of the material terms and conditions of the Second Lien Credit Agreement is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated herein by reference.

In the ordinary course of their respective businesses, certain of the lenders under the Second Lien Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, trust advisory or other financial services for the Company and its affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-BalanceSheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Third Amendment to First Lien Credit Agreement, dated as of April 18, 2012, by and among Gundle/SLT Environmental, Inc., the other credit parties named therein, General Electric Capital Corporation, as agent and lender, and the other lenders party thereto

99.1	Press Release of GSE Holding, Inc., dated April 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2012
GSE HOLDING, INC.

/s/ William F. Lacey
	By:	William F. Lacey
	Title:	Executive Vice President and Chief Financial Officer